                                                                          [LOGO]

                                              SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                                        ADVANTUS ENTERPRISE FUND

                                                                  MARCH 31, 1997

                           [GRAPHIC]

ADVANTUS ENTERPRISE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

April 30, 1997                                                           [PHOTO]

Dear Shareholders:

The last six months have provided investors with some high points and some low. At year end 1996, the stock market exceeded nearly all expectations. Driven by ideal fundamentals, combined with unprecedented levels of money flowing into the market, S&P 500 operating earnings grew by nine percent, while the total return for the S&P 500 Index was over 20 percent. This trend continued into the first quarter 1997.

Investors started reacting to possible Federal Reserve action to curb the economy in the second half of February. Even before short-term money rates were raised by 1/4 percent at the end of March, the stock market started to drop. After reaching a high on February 19, the S&P 500 declined by 7.3 percent resulting in a 2.7 percent increase for the quarter. The largest companies in the S&P 500 outperformed all other companies and were the driving force behind the Index.

The investment grade bond market posted low single digit returns at the end of 1997. The Fed's increase in money rates had a negative impact on bond prices. At the end of the first quarter 1997, the interest rate on the two year Treasury note increased 54 basis points to yield 6.41 percent. The 30-year U.S. Treasury Bond closed the period yielding 7.10 percent, 46 basis points higher for the quarter.

The long-term outlook continues to be favorable. We expect economic growth to slow to around 2.5 percent from 3.2 percent last year as the result of the tighter money policy. In this environment, the current level of interest rates should reward bond investors with historically higher real rates of return which may eventually translate into bond price appreciation. For 1997, we still believe investors may see high single digit bond returns. The growth in equity values should slow as corporate profits decline during the year, to approximately half the rate of 1996.

Moderate economic growth, low inflation, rising corporate profits, a declining Federal deficit and strong corporate cash flow provide the catalyst for what we believe will be a positive financial environment for the balance of the year.

Determining which investments will perform well in both the near and long-term requires professional experience. Advantus Capital Management, Inc. offers a family of ten funds designed to help you reach your financial goals with a thoughtful, well-conceived investment strategy.

Sincerely,

/s/ Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS ENTERPRISE FUND

PERFORMANCE UPDATE
[PHOTO]
JAMES P. TATERA, CFA
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues.

  -Dividends paid quarterly
  -Capital gains distributions paid annually.

PERFORMANCE

Rising interest rates and growing fears of tightening monetary policy had a negative impact on the equity market's performance in the first quarter of 1997. Smaller stocks in particular had a rough ride, with the Russell 2000 Index* losing 5.5 percent for the three months ending March 31, 1997, one of its poorest quarters in recent memory.

The Advantus Enterprise Fund's returns for the six months ended March 31, 1997 for each of its three classes of shares offered posted the following returns:

Class A...........................  -15.8 percent**
Class B...........................  -16.1 percent**
Class C...........................  -16.1 percent**

The Advantus Enterprise Fund's performance fell for first quarter 1997 in concert with the weak overall performance by small stocks in the market. This performance compares favorably to the Fund's competitors in small cap growth investing, some which were down 20 percent or more the quarter ending March 31, 1997. The Fund's focus on growth companies affected performance as growth companies significantly underperformed value stocks.

The Russell 2000 Growth Index* fell 10.5 percent versus the Russell 2000 Value Index's* loss of only .3 percent during the three month period ended March 31, 1997.

The Fund's six month return compares favorably to the competition but less so to the Russell 2000 Growth Index's* loss of 10.3 percent for the same period.

PORTFOLIO RECAP

There were few bright spots in the Russell 2000's quarter. Consumer staples and financial services were the only sectors with positive performance. The quarter's worst sector was technology, down over 19 percent and responsible for almost half of the decline of the entire index. Healthcare and consumer discretionary sectors also were poor performers.

The Enterprise Fund was negatively impacted by technology issues and consumer cyclicals such as retailing and restaurants/lodging. Gartner Group, which has shown strong growth in the information services area, came down in price as the market reevaluated its high price/earnings ratio in a higher interest rate environment. Another was Idexx Labs, a biotech company which declined in value after a shortfall in revenue over the most recent period cast doubt about its growth potential. In situations like these, we reevaluate all fundamental information to determine if the Fund should continue to hold the position. We focus on our objectives of investing in

                                                             ADVANTUS ENTERPRISE
                                                                            FUND
                                                                  MARCH 31, 1997
strong growth companies, in terms of revenues and earnings, with solid prospects for continuing or accelerating that growth. A change in fundamentals (and stock price) can warrant a sale and removal from the portfolio, or could be an opportunity to add to our positions.

Positive contributors for the period included an eclectic group comprised of an apparel manufacturer, Tommy Hilfiger; a freight forwarder, Eagle USA; energy companies, AES China Generating, J Ray McDermott, Petroleum Geo-Services; a diversified industrial products company, Blount International; and a consolidator in the waste disposal industry, United Waste Systems.

OUTLOOK

For the moment, the powerful momentum exhibited by the market since last summer seems to have been stemmed. While this setback may not be the end of the long-term bull market, the corrective process may be deeper and longer than many investors expect.

We believe volatility will remain high. Rotation between industry groups continues to be fast and furious. Two risks for the overall market continue to be rising interest rates and extended valuations. Any further increase in rates will slow economic growth which tends to favor those companies with dominant market positions in their respective industries. The second risk, extended valuations, relates more to the large, blue chip companies which only recently have sold off. Smaller companies have been correcting since late last summer and appear relatively cheap today.

Both of these risks should be looked at as opportunities for the Enterprise Fund which focuses on smaller companies dominant in their particular industry niches. With valuations low for smaller growth companies, we feel it is only a matter of time before we see a period of significant outperformance for smaller companies.

*The Russell 2000 Growth Index and the Russell 2000 Value Index contain stock from the Russell 2000 with a greater than average growth orientation and low price to book ratios, respectively. The Russell 2000 are the 2,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market. **Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.

ADVANTUS ENTERPRISE
FUND
MARCH 31, 1997

                COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL
                $10,000 INVESTMENT IN ADVANTUS ENTERPRISE FUND,
                 WILSHIRE MIDCAP INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Wilshire Midcap Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 1997.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                                 (14.3)%
Since inception (9/16/94)                   6.9%
Class B:
One year                                 (15.1)%
Since inception (9/16/94)                   6.9%
                              Class A    Class B  Wilshire Midcap Index        CPI
9/16/94                       $10,000    $10,000                $10,000    $10,000
9/30/94                         9,419      9,910                  9,942     10,128
9/30/95                        12,044     12,107                 12,439     10,351
9/30/96                        14,051     14,173                 14,443     10,662
3/31/97                        11,831     11,832                 14,658     10,804

                                                             ADVANTUS ENTERPRISE
                                                                            FUND
                                                                  MARCH 31, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:                            (THOUSANDS)
One year                                             (10.6)%
Since inception (3/1/95)                                7.7%
                              Class C  Wilshire Midcap Index        CPI
3/01/95                       $10,000                $10,000    $10,000
9/30/95                        12,038                 12,157     10,146
9/30/96                        13,913                 14,115     10,450
3/31/97                        11,668                 14,325     10,589

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS ENTERPRISE
FUND
MARCH 31, 1997

TEN LARGEST STOCK HOLDINGS

                                                  MARKET     % OF STOCK
COMPANY                               SHARES      VALUE       PORTFOLIO
-----------------------------------  --------   ----------   -----------
United Waste Systems, Inc..........   38,742    $1,443,140          4.4%
Kaydon Corporation.................   26,600     1,113,875          3.4%
Borders Group International........   53,640     1,012,455          3.1%
T. Rowe Price Associates...........   26,800       994,950          3.1%
Tommy Hilfiger Corporation.........   19,000       992,750          3.0%
Eagle USA Airfreight, Inc..........   31,800       977,850          3.0%
BISYS Group, Inc...................   29,800       938,700          2.9%
Advanced Lighting Technologies,
  Inc..............................   39,590       870,980          2.7%
MSC Industrial Direct Company......   29,300       853,363          2.6%
Blount International
  Incorporated.....................   20,600       849,750          2.6%
                                                ----------          ---
                                                $10,047,813        30.8%
                                                ----------          ---
                                                ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                     (13.8%)
Consumer Goods and Services       (38.5%)
Credit Sensitive                   (7.6%)
Intermediate Goods and
Services                           (9.9%)
Technology                        (15.9%)
Cash and Other
Assets/Liabilities                (14.3%)

                                                        ADVANTUS ENTERPRISE FUND
                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
COMMON STOCKS (85.7%)
  CAPITAL GOODS (13.8%)
     15,800   AES China Generating Company, Ltd (b)........  $    260,700
     20,600   Blount International, Incorporated...........       849,750
     26,600   Kaydon Corporation...........................     1,113,875
     33,300   LCC International, Incorporated (b)..........       308,024
     29,300   MSC Industrial Direct Company (b)............       853,363
     18,724   Shaw Group, Incorporated (b).................       428,312
     38,742   United Waste Systems, Incorporated (b).......     1,443,140
                                                             ------------
                                                                5,257,164
                                                             ------------
  CONSUMER GOODS AND SERVICES (38.5%)
    Consumer Goods (5.8%)
     15,425   General Cigar Holdings, Incorporated (b).....       343,206
      9,300   Idexx Laboratories, Incorporated (b).........       130,200
     18,683   Occusystems, Incorporated (b)................       420,368
     19,033   Sunrise Assisted Living Incorporated (b).....       532,924
     10,100   Sybron International Corporation (b).........       280,274
     17,300   Total Renal Care Holdings, Incorporated
               (b).........................................       525,488
                                                             ------------
                                                                2,232,460
                                                             ------------
    Consumer Services (14.6%)
      6,100   Boston Chicken, Incorporated (b).............       186,049

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
     34,000   Corrections Corporation of America (b).......  $    824,500
     17,849   CUC International, Incorporated (b)..........       401,603
     41,064   Extended Stay America (b)....................       605,694
     36,800   Gartner Group, Incorporated (b)..............       795,800
     22,311   GTECH Holdings Corporation (b)...............       672,119
     16,100   Lone Star Steakhouse & Saloon, Incorporated
               (b).........................................       368,288
     29,287   National Education Corporation (b)...........       369,748
      2,400   NCO Group, Incorporated (b)..................        52,500
      8,524   Rainforest Cafe, Incorporated (b)............       168,349
     20,300   Sola International, Incorporated (b).........       469,438
     18,002   Sun International Hotels, Ltd (b)............       630,070
                                                             ------------
                                                                5,544,158
                                                             ------------
    Retail (11.9%)
     39,590   Advanced Lighting Technologies, Incorporated
               (b).........................................       870,980
     13,500   Amerisource Health Corporation (b)...........       590,625
     53,640   Borders Group, Incorporated (b)..............     1,012,455
     17,200   Global Directmail Corporation (b)............       298,850
      7,600   Kohl's, Incorporated (b).....................       322,050
     17,900   National Data Corporation....................       633,213

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
     24,700   West Marine, Incorporated (b)................  $    815,100
                                                             ------------
                                                                4,543,273
                                                             ------------
    Consumer Cyclicals (6.2%)
     16,800   Copart, Incorporated (b).....................       270,900
     19,300   Nautica Enterprises, Incorporated (b)........       484,912
     41,500   Stant Corporation............................       606,938
     19,000   Tommy Hilfiger Corporation (b)...............       992,750
                                                             ------------
                                                                2,355,500
                                                             ------------
  CREDIT SENSITIVE (7.6%)
    Building (.9%)
     25,100   Maxim Group, Incorporated (b)................       332,575
                                                             ------------
    Finance (3.8%)
     12,800   Partnerre Ltd. (c)...........................       452,800
     26,800   T. Rowe Price Associates.....................       994,950
                                                             ------------
                                                                1,447,750
                                                             ------------
    Real Estate (1.7%)
     25,600   Fairfield Communities, Incorporated (b)......       640,000
                                                             ------------
    Utilities (1.2%)
     16,700   Panamsat Corporation (b).....................       480,125
                                                             ------------
  INTERMEDIATE GOODS AND SERVICES (9.9%)
    Energy (2.9%)
     22,400   J. Ray McDermott Holdings, Incorporated
               (b).........................................       543,200
      1,900   Newpark Resources, Incorporated (b)..........        83,125
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  INTERMEDIATE GOODS AND
   SERVICES--CONTINUED
     11,100   Petroleum Geo-Services ASA (b)(c)............  $    477,300
                                                             ------------
                                                                1,103,625
                                                             ------------
    Materials (4.4%)
     19,887   Cambrex Corporation..........................       666,215
     27,915   McWhorter Technologies, Incorporated (b).....       582,726
     15,230   Valspar Corporation..........................       437,862
                                                             ------------
                                                                1,686,803
                                                             ------------
    Transportation (2.6%)
     31,800   Eagle USA Airfreight, Incorporated (b).......       977,850
                                                             ------------
  TECHNOLOGY (15.9%)
     38,500   Acxiom Corporation (b).......................       553,438
     10,600   Adtran, Incorporated (b).....................       265,000
     21,876   Ansys, Incorporated (b)......................       177,742
     29,800   BISYS Group, Incorporated (b)................       938,700
     18,100   Check Point Software Technologies, Ltd
               (b)(c)......................................       371,049
     23,100   CKS Group, Incorporated (b)..................       485,100
     22,100   Danka Business Systems PLC (c)...............       694,769
      4,200   Dassault Systemes SA (b)(c)..................       243,338
     15,600   Dupont Photomasks, Incorporated (b)..........       588,900
     14,200   Encad, Incorporated (b)......................       424,224
      7,200   HNC Software, Incorporated (b)...............       188,100

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
     16,200   Integrated Systems (b).......................  $    218,700
     21,376   Mastech Corporation (b)......................       344,688
     20,800   Pure Atria Corporation (b)...................       354,900
                                                                MARKET
  SHARES                                                       VALUE(a)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
      6,801   Sapient Corporation (b)......................  $    217,632
                                                             ------------
                                                                6,066,280
                                                             ------------
Total common stocks
  (cost: $31,274,432)......................................  $ 32,667,563
                                                             ------------
                                                             ------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (13.5%)
$  430,000  U.S. Treasury Bills...............................  5.12%-5.18%  05/22/97  $   426,789
 2,475,000  U.S. Treasury Bills...............................  5.01%-5.13%  04/24/97    2,467,559
 1,950,000  U.S. Treasury Bills...............................  5.14%-5.29%  05/22/97    1,935,437
   310,000  U.S. Treasury Bill................................        5.33%  06/19/97      306,425
                                                                                       -----------
            Total short-term securities (cost: $5,135,746)...........................    5,136,210
                                                                                       -----------
            Total investments in securities (cost: $36,410,178) (d)..................  $37,803,773
                                                                                       -----------
                                                                                       -----------

Notes to Investments in Securities
------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.9% of net assets in foreign securities as of March 31, 1997.
(d) At March 31, 1997 the cost of securities for federal income tax purposes was $36,451,255.
    The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation...........  $4,469,899
      Gross unrealized depreciation...........  (3,117,381)
                                                ----------
      Net unrealized appreciation.............  $1,352,518
                                                ----------
                                                ----------

ADVANTUS ENTERPRISE FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997
(UNAUDITED)

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $36,410,178)...............................................  $  37,803,773
Cash in bank on demand deposit..............................         32,487
Receivable for Fund shares sold.............................         32,270
Receivable for investment securities sold...................        298,571
Dividends receivable........................................          7,460
Organizational costs........................................         26,300
                                                              -------------
    Total assets............................................     38,200,861
                                                              -------------
                                LIABILITIES
Payable for Fund shares redeemed............................          2,428
Payable for investment securities purchased.................         21,548
Payable to Adviser..........................................         76,920
                                                              -------------
    Total liabilities.......................................        100,896
                                                              -------------
Net assets applicable to outstanding capital stock..........  $  38,099,965
                                                              -------------
                                                              -------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $      32,244
  Additional paid-in capital................................     38,641,345
  Accumulated net realized losses from investments..........     (1,967,219)
  Unrealized appreciation of investments....................      1,393,595
                                                              -------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $  38,099,965
                                                              -------------
                                                              -------------
Net assets applicable to outstanding Class A Shares.........  $  32,235,352
                                                              -------------
                                                              -------------
Net assets applicable to outstanding Class B Shares.........  $   4,953,668
                                                              -------------
                                                              -------------
Net assets applicable to outstanding Class C Shares.........  $     910,945
                                                              -------------
                                                              -------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,716,936.....................  $       11.86
                                                              -------------
                                                              -------------
  Class B--Shares outstanding 428,573.......................  $       11.56
                                                              -------------
                                                              -------------
  Class C--Shares outstanding 78,853........................  $       11.55
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997
                                                                     (UNAUDITED)

Investment income:
  Interest..................................................  $     148,958
  Dividends.................................................         37,670
                                                              -------------
                                                                    186,628
                                                              -------------
Expenses (note 4):
  Investment advisory fee...................................        170,068
  Distribution fees--Class A................................         54,713
  Distribution fees--Class B................................         25,646
  Distribution fees--Class C................................          4,561
  Administrative services fee...............................         21,600
  Amortization of organizational costs......................          5,441
  Custodian fees............................................          6,360
  Auditing and accounting services..........................          7,805
  Legal fees................................................          1,758
  Directors' fees...........................................            371
  Registration fees.........................................         16,810
  Printing and shareholder reports..........................         17,907
  Insurance.................................................          2,980
                                                              -------------
      Total expenses........................................        336,020
  Less fees and expenses waived or absorbed:
    Class A distribution fees...............................        (36,476)
                                                              -------------
      Total net expenses....................................        299,544
                                                              -------------
      Investment loss--net..................................       (112,916)
                                                              -------------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)...............     (1,967,219)
  Net change in unrealized appreciation or depreciation on
   investments..............................................     (5,062,523)
                                                              -------------
      Net losses on investments.............................     (7,029,742)
                                                              -------------
Net decrease in net assets resulting from operations........  $  (7,142,658)
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 1996 TO MARCH 31, 1997 AND YEAR ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                                                  1997            1996
                                                              -------------   -------------
Operations:
  Investment loss--net......................................  $    (112,916)  $    (174,902)
  Net realized gains (losses) on investments................     (1,967,219)      5,318,231
  Net change in unrealized appreciation or depreciation on
   investments..............................................     (5,062,523)        632,962
                                                              -------------   -------------
      Increase (decrease) in net assets resulting from
       operations...........................................     (7,142,658)      5,776,291
                                                              -------------   -------------
Distributions to shareholders from net realized gains on
 investments:
    Class A.................................................     (4,409,566)       (958,916)
    Class B.................................................       (610,188)        (64,472)
    Class C.................................................       (111,341)         (4,766)
                                                              -------------   -------------
      Total distributions...................................     (5,131,095)     (1,028,154)
                                                              -------------   -------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.................................................      1,806,244       4,254,677
    Class B.................................................      1,568,650       3,090,839
    Class C.................................................        432,037         697,287
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................      3,124,221         487,551
    Class B.................................................        608,224          64,304
    Class C.................................................        102,187           4,767
  Payments for redemption of shares:
    Class A.................................................     (1,044,506)       (822,143)
    Class B.................................................       (465,926)       (358,921)
    Class C.................................................       (157,625)        (11,840)
                                                              -------------   -------------
      Increase in net assets from capital share
       transactions.........................................      5,973,506       7,406,521
                                                              -------------   -------------
      Total increase (decrease) in net assets...............     (6,300,247)     12,154,658
Net assets at beginning of period...........................     44,400,212      32,245,554
                                                              -------------   -------------
Net assets at end of period.................................  $  38,099,965   $  44,400,212
                                                              -------------   -------------
                                                              -------------   -------------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 1997
                                                                     (UNAUDITED)

(1) ORGANIZATION
    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Enterprise Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Small Company Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,167,726 Class A shares for $12 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid in capital by $112,916.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period from October 1, 1996 to March 31, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $14,497,034 and $13,251,497, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement, effective March 1, 1995, with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $36,476 for the period from October 1, 1996 to March 31, 1997.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $78,124.

    As of March 31, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                                          ------------------  -------------------
Class A.................................................        2,225,146              81.9%
Class C.................................................            1,009               1.3%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $1,758.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1996 to March 31, 1997 and the year ended September 30, 1996 were as follows:

                                                            CLASS A               CLASS B               CLASS C
                                                      --------------------  --------------------  --------------------
                                                        1997       1996       1997       1996       1997       1996
                                                      ---------  ---------  ---------  ---------  ---------  ---------
Sold................................................    127,350    286,168    114,338    208,560     30,679     46,994
Issued for reinvested distributions.................    228,679     35,236     45,910      4,523      7,840        337
Redeemed............................................    (68,066)   (55,653)   (43,208)   (24,953)   (11,266)      (823)
                                                      ---------  ---------  ---------  ---------  ---------  ---------
                                                        287,963    265,751    117,040    188,130     27,253     46,508
                                                      ---------  ---------  ---------  ---------  ---------  ---------
                                                      ---------  ---------  ---------  ---------  ---------  ---------

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                       CLASS A
                                ------------------------------------------------------
                                PERIOD FROM                               PERIOD FROM
                                 OCTOBER 1,          YEAR ENDED          SEPTEMBER 16,
                                  1996 TO           SEPTEMBER 30,         1994(b) TO
                                 MARCH 31,       -------------------     SEPTEMBER 30,
                                    1997          1996      1995(a)          1994
                                ------------     -------    --------     -------------
Net asset value, beginning of
 period.......................    $ 15.94        $ 14.08    $ 11.03         $ 11.12
                                ------------     -------    --------     -------------
Income from investment
 operations:
  Net investment income
   (loss).....................       (.11)          (.05)      (.04)             --
  Net gains or losses on
   securities (both realized
   and unrealized)............      (2.23)          2.34       3.11            (.09)
                                ------------     -------    --------     -------------
    Total from investment
     operations...............      (2.34)          2.29       3.07            (.09)
                                ------------     -------    --------     -------------
Less distributions:
  Dividends from net
   investment income..........         --             --         --              --
  Distributions from capital
   gains......................      (1.74)          (.43)      (.02)             --
                                ------------     -------    --------     -------------
    Total distributions.......      (1.74)          (.43)      (.02)             --
                                ------------     -------    --------     -------------
Net asset value, end of
 period.......................    $ 11.86        $ 15.94    $ 14.08         $ 11.03
                                ------------     -------    --------     -------------
                                ------------     -------    --------     -------------
Total return (c)..............      (15.8)%(f)      16.7%      27.9%            (.8)%(d)
Net assets, end of period
 (in thousands)...............    $32,235        $38,722    $30,454         $12,964
Ratio of expenses to average
 daily net assets (g).........       1.28%(i)       1.31%      1.34%            .05%(h)
Ratio of net investment income
 (loss) to average daily net
 assets (g)...................       (.40)%(i)      (.38)%     (.48)%          (.02)%(h)
Portfolio turnover rate
 (excluding short-term
 securities)..................       36.4%          80.2%      48.8%            5.0%
Average commission rate on
 stock transactions (j).......    $ .1055        $ .1150        N/A             N/A

----------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
(d) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f) Total return is presented for the period from October 1, 1996 to March 31, 1997.
(g) The Fund's Distributor and Adviser voluntarily waived or absorbed $36,476, $68,785, $83,999 and $1,430 in expenses for the period from October 1, 1996 to March 31, 1997, the years ended September 30, 1996 and 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.48%, 1.51%, 1.75% and .06% for Class A shares, respectively, 2.18%, 2.20%, 2.39% and .10% for Class B shares, respectively and 2.18%, 2.19% and 2.32% for Class C shares, respectively. The ratio of net investment income (loss) to average daily net assets would have been (.60)%, (.58)%, (.89)% and (.03)% for Class A shares, respectively, (1.31)%, (1.25)%, (1.60)% and (.07)% for Class B shares, respectively and (1.31)%, (1.22)% and (1.65)% for Class C shares, respectively.

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                    CLASS B                                           CLASS C
                                ------------------------------------------------   ---------------------------------------------
                                PERIOD FROM                         PERIOD FROM    PERIOD FROM                      PERIOD FROM
                                OCTOBER 1,        YEAR ENDED       SEPTEMBER 16,    OCTOBER 1,                       MARCH 1,
                                  1996 TO       SEPTEMBER 30,       1994(b) TO       1996 TO        YEAR ENDED      1995(b) TO
                                 MARCH 31,     ----------------    SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,    SEPTEMBER 30,
                                   1997         1996    1995(a)        1994            1997            1996            1995
                                -----------    ------   -------    -------------   ------------   --------------   -------------
Net asset value, beginning of
 period.......................    $15.64       $13.94   $11.02         $11.12        $15.63          $13.94           $11.58
                                -----------    ------   -------        ------        ------          ------           ------
Income from investment
 operations:
  Net investment income
   (loss).....................      (.19)        (.12)    (.09)          (.01)         (.14)           (.09)            (.06)
  Net gains or losses on
   securities (both realized
   and unrealized)............     (2.15)        2.25     3.03           (.09)        (2.20)           2.21             2.42
                                -----------    ------   -------        ------        ------          ------           ------
    Total from investment
     operations...............     (2.34)        2.13     2.94           (.10)        (2.34)           2.12             2.36
                                -----------    ------   -------        ------        ------          ------           ------
Less distributions:
  Dividends from net
   investment income..........        --           --       --             --            --              --               --
  Distributions from capital
   gains......................     (1.74)        (.43)    (.02)            --         (1.74)           (.43)              --
                                -----------    ------   -------        ------        ------          ------           ------
    Total distributions.......     (1.74)        (.43)    (.02)            --         (1.74)           (.43)              --
                                -----------    ------   -------        ------        ------          ------           ------
Net asset value, end of
 period.......................    $11.56       $15.64   $13.94         $11.02        $11.55          $15.63           $13.94
                                -----------    ------   -------        ------        ------          ------           ------
                                -----------    ------   -------        ------        ------          ------           ------
Total return (c)..............     (16.1)%(f)    15.7%    26.7%           (.9)%(d)    (16.1)%(f)       15.6%            20.4%(e)
Net assets, end of period
 (in thousands)...............    $4,954       $4,871   $1,720         $   96        $  911          $  807           $   71
Ratio of expenses to average
 daily net assets (g).........      2.18%(i)     2.20%    2.24%           .09%(h)      2.18%(i)        2.19%            2.24%(i)
Ratio of net investment income
 (loss) to average daily net
 assets (g)...................     (1.31)%(i)   (1.25)%  (1.45)%         (.06)%(h)    (1.31)%(i)      (1.22)%          (1.57)%(i)
Portfolio turnover rate
 (excluding short-term
 securities)..................     36.40%        80.2%    48.8%           5.0%        36.40%           80.2%            48.8%
Average commission rate on
 stock transactions (j).......    $.1055       $.1150      N/A            N/A        $.1055          $.1150              N/A

----------

(h) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(i) Adjusted to an annual basis.
(j) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commission paid on applicable purchases and sales of stock for the period by the total number of related shares purchased and sold.

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus' non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. Central Time on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eleven mutual funds containing $2.3 billion in assets in addition to $1.4 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48646 5-97